SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  October 31, 1996

                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

       VIRGINIA                   0-23954                   54-1589139
       (State of                  (Commission               (IRS Employer
        Incorporation)             File Number)              Identification No.)

         306 East Main Street
         Richmond, Virginia                 23219
         (Address of principal              (Zip Code)
          executive offices)

         Registrant's telephone number, including area code:
                           (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                        Page No.
                                                                        --------
Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

                  c.       Independent Auditors' Report
                               (Franklin Towers Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                               (Franklin Towers Apartments)

                         Note to Historical Statement of
                           Income and Direct Operating
                      Expenses (Franklin Towers Apartments)

                  e.       Independent Auditors' Report
                              (Westchase Apartments)

                        Historical Statement of Income and
                            Direct Operating Expenses
                              (Westchase Apartments)

                         Note to Historical Statement of
                            Income and Direct Operating
                          Expenses (Westchase Apartments)

                  f.       Pro Forma Statement of Operations for
                               the Twelve Months ended December 31, 1996
                               (unaudited)

                          Pro Forma Balance Sheet as of
                          December 31, 1996 (unaudited)

         The Company hereby amends and restates Item 7.c., 7.e. and 7.f. of its Current Report on Form 8-K dated October 31, 1996 as follows:

                                   ITEM 7.c.

                            [L.P. MARTIN & COMPANY]
                                  [LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

                              4132 INNSLAKE DRIVE

                           GLEN ALLEN, VIRGINIA 23060


                              PHONE: (804)346-2626
                               FAX: (804)346-9311


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Franklin Towers Apartments located in Richmond, Virginia for the twelve month period ended December 31, 1996. This statement is the responsibility of the management of Franklin Towers Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Franklin Towers Apartments (as defined above) for the twelve month period ended December 31, 1996, in conformity with generally accepted accounting principles.

Richmond, Virginia
March 7, 1997
                                                  /s/ L.P. MARTIN & CO., P.C.

                           FRANKLIN TOWERS APARTMENTS
         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                         MONTHS ENDED DECEMBER 31, 1996

INCOME
------
    Rental and Other Income                                    $    686,650
                                                               ------------

DIRECT OPERATING EXPENSES
-------------------------

         Administrative and Other                                    89,831
         Insurance                                                   11,125
         Repairs and Maintenance                                    136,490
         Taxes, Property                                             48,510
         Utilities                                                  114,201
                                                               ------------

         TOTAL DIRECT OPERATING EXPENSES                            400,157
                                                               ------------
         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                       $    286,493
                                                               ============



See accompanying note to the financial statement.

                           FRANKLIN TOWERS APARTMENTS
         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Franklin Towers Apartments is a 128 unit residential high rise apartment building located in Richmond, Virginia. The building includes 68,050 square feet of residential space and 5,000 square feet of commercial space.

During the financial statement period, the assets comprising the property were owned by a non-affiliated Virginia partnership. Cornerstone Realty Income Trust, Inc. purchased the property effective December 31, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal and professional fees.

                                   ITEM 7.e.

                            [L.P. MARTIN & COMPANY]
                                  [LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

                              4132 INNSLAKE DRIVE

                           GLEN ALLEN, VIRGINIA 23060


                              PHONE: (804)346-2626
                               FAX: (804)346-9311

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Westchase Apartments located in Charleston, South Carolina for the twelve month period ended December 31, 1996. This statement is the responsibility of the management of Westchase Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Westchase Apartments (as defined above) for the twelve month period ended December 31, 1996, in conformity with generally accepted accounting principles.


Richmond, Virginia
March 24, 1997

                                                /s/ L.P. MARTIN & CO., P.C.

                              WESTCHASE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Westchase Apartments is a 352 unit residential garden style apartment complex located on 29.96 acres in Charleston, South Carolina. Living space totals 248,391 square feet.

During the financial statement period, the assets comprising the property were owned by Charleston Westchase Associates Limited Partnership, an entity non-affiliated with Cornerstone Realty Income Trust, Inc. Cornerstone Realty Income Trust, Inc. purchased the property in January, 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation and management fees.

                              WESTCHASE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1996

INCOME
------
Rental and Other Income                                              $1,999,870
                                                             ------------------

DIRECT OPERATING EXPENSES
-------------------------
Administrative and Other                                                198,659
Insurance                                                                32,853
Repairs and Maintenance                                                 309,732
Taxes, Property                                                         159,436
Utilities                                                               144,841
                                                             ------------------

         TOTAL DIRECT OPERATING EXPENSES                                 845,521
                                                             -------------------

         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                              $1,154,349
                                                             ===================


See accompanying note to the financial statement.

                                   ITEM 7.f.

Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996

The accompanying Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 assuming properties acquired by the Company occurred on January 1, 1996 and is presented as if (a) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the period; and (b) the Company had used proceeds from its best efforts offering to acquire the properties, for properties acquired before the completion of the offering. Properties acquired after the completion of the offering were assumed to be acquired using the Company's line of credit. The pro forma information does not purport to represent what the Company's results of operations would have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and accompanying notes.


                                                 Historical        Meadows      West Eagle   Ashley Park  Arbor Trace   Longmeadow
                                                Statement of      Pro Forma     Pro Forma     Pro Forma    Pro Forma    Pro Forma
                                                 Operations      Adjustments   Adjustments   Adjustments  Adjustments  Adjustments
                                                ------------------------------------------------------------------------------------
Date of Acquisitions                                         -      1/31/96        3/1/96       3/1/96        3/1/96        4/1/96

Rental income                                      $40,352,955      $90,006      $127,302     $284,403      $138,795       186,114
Rental expenses:
      Utilities                                      3,870,541        7,903         7,327       16,769        14,849         9,440
      Repairs and maintenance                        4,203,180       14,553        22,819       39,027        19,702        25,542
      Taxes and insurance                            3,275,422        5,273         9,776       27,496        10,819        14,262
      Property management fee                        1,243,215            -             -            -             -             -
      Property management                              741,257            -             -            -             -             -
      Advertising                                    1,126,295        1,484         3,066        3,213         3,215         5,455
      General and administrative                     1,495,528            -             -            -             -             -
      Amortization and other depreciation               47,133            -             -            -             -             -
      Depreciation of real estate                    8,068,063            -             -            -             -             -
      Other operating expenses                       2,638,183            -             -            -             -             -
      Other                                            151,537        4,452         9,198       18,542         9,645        16,367
      Management contract termination               16,526,012            -             -            -             -             -
                                                   ---------------------------------------------------------------------------------
                                                    43,386,366       33,665        52,186      105,047        58,230        71,066

Income (loss) before interest income (expense)      (3,033,411)      56,341        75,116      179,356        80,565       115,048
Interest income                                        287,344            -             -            -             -             -
Interest expense                                    (1,423,782)           -             -            -             -             -
                                                    --------------------------------------------------------------------------------

Net income (loss)                                   ($4,169,849)     $56,341       $75,116     $179,356      $80,565      $115,048

Net income (loss) per share                              ($0.21)
                                                     ----------

Weighted average number of shares outstanding        20,210,432
                                                     ==========



                                                Trophy Chase  Beacon Hill   Summerwalk   Willow Creek   Meadowcreek  Lexington
                                                 Pro Forma     Pro Forma     Pro Forma     Pro Forma     Pro Forma   Pro Forma
                                                Adjustments   Adjustments   Adjustments   Adjustments   Adjustments  Adjustments
                                                ----------------------------------------------------------------------------------
Date of Acquisitions                               4/1/96        5/1/96        5/1/96        5/1/96        5/31/96     6/26/96

Rental income                                     217,183       684,622       297,115       418,247        671,043     345,237
Rental expenses:
      Utilities                                    21,899        48,373        23,038        30,473         32,330      62,247
      Repairs and maintenance                      39,180        68,173        59,973        68,918         90,083      97,819
      Taxes and insurance                          13,830        58,443        15,663        38,620         50,931      41,086
      Property management fee                           -             -             -             -              -           -
      Property management                               -             -             -             -              -           -
      Advertising                                   5,819        12,974         7,559        10,041         12,198      10,293
      General and administrative                        -             -             -             -              -           -
      Amortization and other depreciation               -             -             -             -              -           -
      Depreciation of real estate                       -             -             -             -              -           -
      Other operating expenses                          -             -             -             -              -           -
      Other                                        17,458        38,922        22,676        30,122         36,593      30,878
      Management contract termination                   -             -             -             -              -           -
                                               -----------------------------------------------------------------------------------
                                                   98,186       226,885       128,909       178,174        222,135     242,323

Income (loss) before interest income (expense)    118,997       457,737       168,206       240,073        448,908     102,914
Interest income                                         -             -             -             -              -           -
Interest expense                                        -             -             -             -              -           -
                                               -----------------------------------------------------------------------------------

Net income (loss)                                $118,997      $457,737      $168,206      $240,073       $448,908    $102,914

Net income (loss) per share

Weighted average number of shares outstanding

                                               Oak Park      Paces Glen   Doctors Park  Hampton Glen  Sterling Chase   Parkside
                                                Pro Forma     Pro Forma     Pro Forma     Pro Forma      Pro Forma     Pro Forma
                                                Adjustments  Adjustments   Adjustments   Adjustments   Adjustments   Adjustments
                                               -----------------------------------------------------------------------------------
Date of Acquisitions                               7/1/96       7/19/96      8/1/96       8/1/96         9/1/96         9/30/96

Rental income                                   1,038,285       628,639     509,713      970,246      1,077,164         653,152
Rental expenses:
      Utilities                                   102,411        39,060      25,951       56,883         45,391          34,669
      Repairs and maintenance                     221,613        92,090     122,995      130,430        155,415          94,280
      Taxes and insurance                          49,192        46,834      47,162       62,436         81,204          66,873
      Property management fee                           -             -           -            -              -               -
      Property management                               -             -           -            -              -               -
      Advertising                                  23,992        14,827       9,500       24,998         21,877          64,687
      General and administrative                        -             -           -            -              -               -
      Amortization and other depreciation               -             -           -            -              -               -
      Depreciation of real estate                       -             -           -            -              -               -
      Other operating expenses                          -             -           -            -              -               -
      Other                                        71,976        44,481      28,499       74,993         65,629         194,059
      Management contract termination                   -             -           -            -              -               -
                                                   -------------------------------------------------------------------------------
                                                  469,184       237,292     234,107       349,740       369,516         454,568

Income (loss) before interest income (expense)    569,101       391,347     275,606       620,506       707,648         198,584
Interest income                                         -             -           -             -             -               -
Interest expense                                        -             -           -             -             -               -
                                                   -------------------------------------------------------------------------------
Net income (loss)                                $569,101      $391,347    $275,606      $620,506      $707,648        $198,584

Net income (loss) per share

Weighted average number of shares outstanding


                                                Greenbrier    Deerfield     Franklin    Westchase    1996
                                                 Pro Forma    Pro Forma    Pro Forma    Pro Forma   Pro Form       Total
                                                Adjustments  Adjustments  Adjustments  Adjustment  Adjustments    Pro Forma
                                               ----------------------------------------------------------------------------
Date of Acquisitions                             10/1/96      11/20/96     12/1/96      1/15/97            -                -

Rental income                                  1,250,682     1,489,997     629,429    1,999,870            -       54,060,191
Rental expenses:
      Utilities                                   70,957        62,040     104,684      144,841            -        4,832,076
      Repairs and maintenance                    205,550       190,567     125,116      309,732            -        6,396,757
      Taxes and insurance                         98,321       155,082      54,665      192,289            -        4,415,679
      Property management fee                          -             -           -            -      679,725(A)     1,922,940
      Property management                              -             -           -            -            -          741,257
      Advertising                                 24,988        25,476      20,587       49,665            -        1,482,209
      General and administrative                       -             -           -            -      201,172(B)     1,696,700
      Amortization and other depreciation              -             -           -            -            -           47,133
      Depreciation of real estate                      -             -           -            -    2,841,278(C)    10,909,341
      Other operating expenses                         -             -           -            -            -        2,638,183
      Other                                       74,964        76,430      61,759      148,994            -        1,228,174
      Management contract termination                  -             -           -            -            -       16,526,012
                                                --------------------------------------------------------------------------------
                                                 474,780       509,595     366,811      845,521    3,722,175       52,836,460


Income (loss) before interest income (expense)   775,902       980,402     262,619    1,154,349   (3,722,175)       1,223,739
Interest income                                        -             -           -            -            -                0
Interest expense                                       -             -           -            -   (3,776,848)(D)   (5,200,630)
                                                ----------------------------------------------------------------------------------
Net income (loss)                               $775,902      $980,402    $262,619   $1,154,349   ($7,499,023)    ($3,976,891)


Net income (loss) per share                                                                                            ($0.16)
                                                                                                                       -------

Weighted average number of shares outstanding                                                                      24,208,799
                                                                                                                  ------------

The pro forma statement of operations reflects adjustments for the actual rental income and rental expenses of 19 of the Company's 20 1996 acquisitions for the respective periods in 1996 prior to acquisition. Also, included in the pro forma statement of operations is the actual 1996 income and rental expenses of the Company's January 1997 acquisition of Westchase Apartments.

Pro forma adjustments are as follows:

(A) Property management expenses equal to 5% of rental income plus $2.50 per apartment unit per month have been adjusted based on the on the Company's contractual arrangements until such arrangements were terminated.
(B) Advisory fee expense equal to .25% of accumulated captial contributions has been adjusted based on contractual arrangements until such time the arrangement was terminated.
(C) Depreciation expense has been adjusted based on the Company's basis in depreciable assets for the period not owned by the Company using a 27.5 year useful life
(D) Interest expense has been adjusted based on market rates at the time of acquisition available to the Company for properties purchased after completion after August 1, 1996 for the periods not owned by the Company.

Unaudited Pro Forma Balance Sheet as of December 31, 1996

The accompanying Unaudited Pro Forma Balance Sheet as of December 31, 1996 is presented as if the Company had owned the following properties held on December 31, 1996. The Unaudited Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transactions, in fact, had occurred on December 31, 1996. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and accompanying notes.


                                                           Westchase
                                                            Pro Forma       Total
                                             Historical    Adjustments     Pro Forma
                                          --------------------------------------------
ASSETS
Investment in rental property
  Land                                    $ 46,980,280       1,980,000   $ 48,960,280
  Building                                 250,705,667       9,020,000    259,725,667
  Property improvements                     26,640,085                     26,640,085
  Furniture and fixtures                     5,389,821                      5,389,821
                                          ---------------------------------------------
                                           329,715,853      11,000,000    340,715,853
  Less accumulated depreciation            (12,323,037)         -         (12,323,037)
                                          ---------------------------------------------
                                           317,392,816      11,000,000    328,392,816

  Cash and cash equivalents                  3,182,651          -           3,182,651
  Prepaid expenses                             557,544          -             557,544
  Other assets                               1,737,563          -           1,737,563
                                          ---------------------------------------------
                                             5,477,758                      5,477,758
                                          ---------------------------------------------

                                          $322,870,574     $11,000,000   $333,870,574
                                          =============================================





LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities

  Notes payable                          $ 55,403,000    11,000,000    $ 66,403,000
  Accounts payable-related party            7,297,093        -            7,297,093
  Accounts payable                          2,087,673        -            2,087,673
  Accrued expenses                          1,366,853        -            1,366,853
  Rents received in advance                   491,928        -              491,928
  Tenant security deposits                  1,654,322        -            1,654,322
                                         --------------------------------------------
                                           68,300,869    11,000,000      79,300,869

Shareholder' equity
  Common stock                            276,269,539         -         276,269,539
  Deferred compensation                       (55,000)        -             (55,000)
  Distributions greater than net income   (21,644,834)        -         (21,644,834)
                                         --------------------------------------------
                                          254,569,705         -         254,569,705
                                         --------------------------------------------

                                         $322,870,574   $11,000,000    $333,870,574
                                        =============================================


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Cornerstone Realty Income Trust, Inc.

Date: March 28, 1997                          By: /s/ S. J. Olander, Jr.
                                                  _____________________________
                                                     Stanley J. Olander, Jr.
                                                     Chief Financial Officer of
                                                      Cornerstone Realty Income
                                                      Trust, Inc.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.
                 Form 8-K/A for Form 8-K dated October 31, 1996


    Exhibit Number        Exhibit                              Page Number
    --------------        -------                              -----------

         23.3             Consent of Independent Auditors

         23.4             Consent of Independent Auditors



                                      -17-